UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                October 14, 2003
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

                   Utah                               87-0500306
      ------------------------------           -----------------------
      (State or other jurisdiction of        (IRS Employer Identification
              incorporation)                           Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
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               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1     Press release issued by USANA Health Sciences, Inc. dated October 14,
         2003

99.2 Transcript from the conference call held by USANA Health Sciences, Inc. on October 15, 2003


Item 12. Results of Operations and Financial Condition

On October 14, 2003, USANA Health Sciences, Inc. issued a press release announcing its financial results for the third quarter ended September 27, 2003 and that its Board of Directors declared a forward stock split. On October 15, 2003, USANA Health Sciences, Inc. held a conference call to discuss its financial results with institutional investors for the third quarter ended September 27, 2003. Copies of the press release and the conference call transcript are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated herein by reference. The company will also post these documents on its corporate website, www.usanahealthsciences.com, under the "investor relations" link.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     USANA HEALTH SCIENCES, INC.




                                      By:  /s/ Gilbert A. Fuller
                                      --------------------------
                                      Gilbert A. Fuller, Chief Financial Officer

Date: October 16, 2003